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No.      INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT          Shares

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                               E-CRUITER.COM INC.

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This is to Certify that
is the registered holder of                                          shares of
                               E-CRUITER.COM INC.

The class or series of shares represented by this Certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to the holder, on demand and without charge, a full copy of the text of,

(i) the rights, privileges, restrictions and conditions attached to the said shares and to each class authorized to be issued and to each series insofar as the same have been fixed by the directors, and

(ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.



IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by
its duly authorized officers this           day of          ,           .









                                  NO PAR VALUE


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                                   CERTIFICATE

                                       FOR



                                    shares of

                               E-CRUITER.COM INC.


                                    ISSUED TO




                                      Date


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FOR VALUE RECEIVED, the undersigned hereby assigns and transfers unto_____________________________________________________________________
__________________________________________________________________ shares represented by the within Certificate.

DATED ________________________

                                           ________________________________

         In the presence of


________________________


NOTICE: the signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.